                                                                    Exhibit 10.1


                              CALIBER SYSTEM, INC.

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                   (As Amended and Restated as of May 8, 1996)

                  This Directors' Deferred Compensation Plan amends and restates the Roadway Services, Inc. Directors' Deferred Compensation Plan, as previously amended and restated as of May 10, 1995.

                                    ARTICLE I

                                     PURPOSE

                  The purpose of the Caliber System, Inc. Directors' Deferred Compensation Plan (the "Plan") is to provide funds and/or shares of common stock without par value of Caliber System, Inc. (formerly Roadway Services, Inc.), upon termination of service or death for nonemployee directors of Caliber System, Inc. or their beneficiaries. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as Directors.

                                   ARTICLE II

                                   DEFINITIONS

                  For the purposes of the Plan, the following words and phrases shall have the meanings indicated:

         2.1 Beneficiary. Beneficiary means the person or persons designated or deemed to be designated by the Participant pursuant to Article VIII to receive benefits payable under the Plan in the event of the Participant's death.

         2.2 Board. Board means the Board of Directors of the Company.

         2.3 Committee. Committee has the meaning set forth in Section 9.1.

         2.4 Company. Company means Caliber System, Inc. (formerly Roadway Services, Inc.), an Ohio corporation, and any successor thereto.

         2.5 Declared Rate. Declared Rate means the interest rate payable on 26-week U.S. Treasury bills issued on the specified date or, if not then issued, on the next date of issue.

         2.6 Deferral Benefit. Deferral Benefit means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VII and based on such Participant's Deferred Benefit Account.

         2.7 Deferred Benefit Account. Deferred Benefit Account means the account maintained on the books of the Company for each Participant pursuant to
Article V.

         2.8 Deferred Share Award Account. Deferred Share Award Account means the account maintained on the books of the Company for each Participant pursuant to Article VI.

         2.9 Deferred Share Award Benefit. Deferred Share Award Benefit means the benefit payable to a Participant or his or her Beneficiary pursuant to
Article VII and based on such Participant's Deferred Share Award Account.

         2.10 Determination Date. Determination Date means each January 1 and July 1.

         2.11 Director. Director means a member of the Board.

         2.12 Emergency Benefit. Emergency Benefit has the meaning set forth in
Section 7.2.

         2.13 Fair Market Value. Fair Market Value means the average of the highest and lowest sales prices of a Share on the New York Stock Exchange on the specified date (or, if no Share was traded on such date, on the next preceding date on which it was traded) as reported in The Wall Street Journal.

         2.14 Fee. Fee or Fees means any compensation payable in cash to a Director for his or her services as a member of the Board or any committee thereof.

         2.15 Participant. Participant means any eligible Director who elects to participate by filing a Participation Agreement as provided in Section 3.2.

         2.16 Participation Agreement. Participation Agreement means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2.

         2.17 Plan Year. Plan Year means a twelve month period commencing January 1 and ending the following December 31.

         2.18 Share. Share means a share of common stock without par value of the Company.



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         2.19 Share Award. Share Award means any compensation payable in Shares to a Director for his or her services as a member of the Board or any committee thereof.

         2.20 Unit. Unit means an accounting unit equal in value to one Share. The number of Units included in any Deferred Benefit Account or Deferred Share Award Account shall be adjusted as appropriate to reflect any stock dividend, stock split, recapitalization, merger or other similar event affecting Shares.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         3.1 Eligibility. Eligibility to participate in the Plan is limited to those Directors who are not employees of the Company or any of its subsidiaries.

         3.2 Participation. Participation in the Plan shall be limited to eligible Directors who elect to participate in the Plan by filing a Participation Agreement with the Committee. A properly completed and executed Participation Agreement must be filed on or prior to the December 31 immediately preceding the Plan Year in which the Participant's participation in the Plan will commence, and the election to participate shall be effective on the first day of the Plan Year following receipt by the Company of the Participation Agreement. In the event that a Director first becomes eligible to participate during the course of a Plan Year, such Participation Agreement must be filed no later than thirty days following election or appointment to the Board, and such Participation Agreement shall be effective only with regard to Fees and Share Awards earned or payable following the filing of the Participation Agreement with the Committee. Notwithstanding the foregoing provisions of this Section 3.2, a Participation Agreement may be filed or modified with respect to the 1996 deferral of Share Awards granted as the retainer under the Company's Non-Employee Directors' Stock Retainer Plan, provided, however, that such Participation Agreement must be filed on or prior to April 30, 1996, and the election to participate or to modify such participation shall be effective only with regard to Share Awards earned or payable following the filing of the Participation Agreement with the Committee.

         3.3 Termination of Participation. A Participant may elect to terminate his or her participation in the Plan by filing a written notice thereof with the Committee, which termination shall be effective at any time specified by the Participant in the notice but not earlier than the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee. Amounts credited to such Participant's Deferred Benefit Account and Deferred Share Award Account with respect to periods prior to the effective date of such termination shall continue to be payable pursuant to, and otherwise governed by, the terms of the Plan.

                                   ARTICLE IV

                        DEFERRAL OF FEES AND SHARE AWARDS

         4.1 Deferral of Fees. A Participant may elect to defer all or a specified percentage of his or her Fees, and a Participant may elect to have that portion of his or her deferred Fees credited to his Deferred Benefit Account either in dollar amounts or Units. A Participant may change the percentage of his or her Fees to be deferred, or the form in which Fees are to be credited, by filing a written notice thereof with the Committee, which shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee.

         4.2 Crediting of Deferred Fees. Deferred Fees that a Participant elects to have credited in dollar amounts shall be credited to the Participant's Deferred Benefit Account as they become payable to the Director. Deferred Fees otherwise payable to a Director during a Plan Year that a Participant elects to have credited in Units shall be credited to the Participant's Deferred Benefit Account annually after the end of such Plan Year on the basis of the average price of Shares acquired by the Caliber System, Inc. Stock Bonus Plan or any successor thereto during such Plan Year (and such annual credits shall take into account the amount of cash dividends paid by the Company on equivalent amounts of Shares during periods after the dates on which such Fees otherwise would have been payable to the Director).

         4.3 Deferral of Share Awards. A Participant may elect to defer all or a specified percentage of his or her Share Awards, and a Participant will have that portion of each deferred Share Award credited to his or her Deferred Share Award Account in Units. A Participant may change the percentage of his or her Share Award to be deferred by filing a written notice thereof with the Committee, which shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Committee. No fractional Shares shall be deferred, but the number of Shares deferred shall be rounded down to the nearest whole Share.

         4.4 Crediting of Deferred Share Awards. The percentage of Share Awards that a Participant elects to defer shall be credited to the Participant's Deferred Share Award Account as each Share Award becomes payable to the Director. The number of Units credited to the Participant's Deferred Share Award Account shall be equal to the number of Shares of a Participant's Share Award which the Participant has elected to defer.


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



         4.5 Withholding Taxes. If the Company is required to withhold any taxes or other awards from a Director's Fees or deferred Share Award pursuant to any state, federal or local law, such amounts shall, to the extent possible, be deducted from the Participant's Fees or Share Award before such amounts are credited as described in Sections 4.3 and 4.4 above. Any additional withholding amount required shall be paid by the Director to the Company as a condition to crediting of such amounts or Units.

                                    ARTICLE V

                            DEFERRED BENEFIT ACCOUNT

         5.1 Determination of Deferred Benefit Account. On any particular date, a Participant's Deferred Benefit Account shall consist of the aggregate amount of dollars and Units credited thereto pursuant to Section 4.2, plus any interest credited pursuant to Section 5.2, plus any dividend equivalents credited pursuant to Section 5.3, minus the aggregate amount of distributions, if any, made from such Deferred Benefit Account.

         5.2 Crediting of Interest. As of each Determination Date, each Deferred Benefit Account to which Fees have been credited in dollar amounts shall be increased by the amount of interest earned since the immediately preceding Determination Date. Interest shall be credited at the Declared Rate as of such Determination Date based on the average daily balance of the dollar credited portion of the Participant's Deferred Benefit Account since the immediately preceding Determination Date, but after the Deferred Benefit Account has been adjusted for any contributions or distributions to be credited or deducted for such period. Interest for the period prior to the first Determination Date applicable to a Deferred Benefit Account shall be prorated. Until a Participant or his or her Beneficiary receives his or her entire Deferred Benefit Account, the unpaid balance thereof credited in dollar amounts shall bear interest as provided in this Section 5.2.

         5.3 Crediting of Dividend Equivalents. Each Deferred Benefit Account to which Fees have been credited in Units shall be credited annually after the end of each Plan Year with additional Units equal in value to the amount of cash dividends paid by the Company during such Plan Year on the number of Shares equivalent to the average daily balance of Units in such Deferred Benefit Account during such Plan Year. Such dividend equivalents shall be valued on the basis of the average price of Shares acquired by the Caliber System, Inc. Stock Bonus Plan or any successor thereto during such Plan Year. Until a Participant or his or her Beneficiary receives his or her entire Deferred Benefit Account, the unpaid balance thereof credited in Units shall earn dividend equivalents as provided in this Section 5.3.


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         5.4 Statement of Accounts. The Committee shall provide to each
Participant, within 120 days after the close of each Plan Year, a statement setting forth the balance of such Participant's Deferred Benefit Account as of the last day of the preceding Plan Year and showing all adjustments made thereto during such Plan Year.

         5.5 Vesting of Deferred Benefit Account. A Participant shall be 100% vested in his or her Deferred Benefit Account at all times.

                                   ARTICLE VI

                          DEFERRED SHARE AWARD ACCOUNT

         6.1 Determination of Deferred Share Award Account. On any particular date, a Participant's Deferred Share Award Account shall consist of the aggregate number of Units credited thereto pursuant to Section 4.4, plus any dividend equivalents credited pursuant to Section 6.2, minus the aggregate amount of distributions, if any, made from such Deferred Share Award Account.

         6.2 Crediting of Dividend Equivalents. Each Deferred Share Award Account shall be credited annually after the end of each Plan Year with additional Units equal in value to the amount of cash dividends paid by the Company during such Plan Year on that number of Shares equivalent to the average daily balance of Units in such Deferred Share Award Account during such Plan Year. Such dividend equivalents shall be valued on the basis of the average price of Shares acquired by the Caliber System, Inc. Stock Bonus Plan or any successor thereto during such Plan Year. Until a Participant or his or her Beneficiary receives his or her entire Deferred Share Award Account, the unpaid balance thereof credited in Units shall earn dividend equivalents as provided in this Section 6.2.

         6.3 Statement of Accounts. The Committee shall provide to each Participant, within 120 days after the close of each Plan Year, a statement setting forth the balance of such Participant's Deferred Share Award Account as of the last day of the preceding Plan Year and showing all adjustments made thereto during such Plan Year.

         6.4 Vesting of Deferred Benefit Account. A Participant shall be 100% vested in his or her Deferred Share Award Account at all times.




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





                                   ARTICLE VII

                               PAYMENT OF BENEFITS

         7.1 Termination of Service as a Director or Death. Upon the earliest of
(i) termination of service of the Participant as a Director of the Company, for reasons other than his or her death, or (ii) the death of a Participant, the Company shall pay to the Participant or his Beneficiary, as the case may be, in cash a Deferral Benefit equal to the balance of his or her Deferred Benefit Account, plus, in Shares, a Deferred Share Award Benefit equal to the balance of his or her Deferred Share Award Account.

         7.2 Emergency Benefit. In the event that the Committee, upon written petition of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Company shall pay to the Participant, as soon as practicable following such determination, an amount in cash necessary to meet the emergency (the "Emergency Benefit"), but not exceeding the aggregate balance of such Participant's Deferred Benefit Account and Deferred Share Award Account as of the date of such payment. For purposes of this Section 7.2, an "unforeseeable financial emergency" shall mean an unexpected need for cash arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as the purchase of a house or education expenses for children shall not be considered to be the result of an unforeseeable financial emergency. The amount of the Deferral Benefit and Deferred Share Award Benefit otherwise payable under the Plan to such Participant shall be adjusted to reflect the early payment of the Emergency Benefit. For purposes of this Section 7.2, Deferred Benefit Accounts and Deferred Share Award Accounts including Units shall be valued on the basis of the Fair Market Value of the Shares on the date of payment of an Emergency Benefit.

         7.3 Interim Distribution. A Participant may elect by notice in writing filed with the Committee, to receive an interim distribution of all or any specified percentage of his or her deferred Fees or deferred Share Awards beginning at any time at least three years after the date such Fees and Share Awards otherwise would have been payable had the Participant not elected to participate in the Plan. Such a notice may be filed at any time or times, but may only apply to Fees and Share Awards not yet earned or credited at the time such notice is filed. The Participant may elect to receive an interim distribution in either a lump sum payment or in a series of annual installments over a period not to exceed ten years. Any benefits paid to the Participant as an interim distribution shall reduce the amounts otherwise payable to the Participant under the Plan. For purposes of this Section 7.3, Deferred Benefit Accounts and Deferred Share Award Accounts including Units shall be valued on




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the basis of the Fair Market Value of the Shares on the date payment of an interim distribution commences.

         7.4 Form of Payment -- Deferral Benefits.  The Deferral
Benefit payable pursuant to Section 7.1 shall be paid in one of the following forms, as elected by the Participant in his or her Participation Agreement:

                      (a) Equal quarterly installments over a period of ten years (together, in the case of deferred compensation credited in dollar amounts, with interest thereon credited after the payment commencement date pursuant to Section 5.2).

                      (b) A lump sum.

                      (c) A combination of (a) and (b) above.  The
         Participant shall designate the percentage payable under each option.

For the purposes of this Section 7.4, each distribution from Deferred Benefit Accounts including Units shall be valued on the basis of the Fair Market Value of the Shares on the date payment of such distribution is made.

         7.5 Form of Payment -- Deferred Share Award Benefits. The Deferred Share Award Benefit payable pursuant to Section 7.1 shall be paid in a single distribution in whole Shares plus cash equal in value to any fractional Share.

             For the purposes of this Section 7.5, each distribution from a Deferred Share Award Account shall be valued on the basis of the Fair Market Value of the Shares on the date payment of such distribution is made.

         7.6 Commencement of Payments. Commencement of payments under Section
7.1 of the Plan shall begin within sixty days following receipt of notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan, or at such earlier date as may be determined by the Committee.

                                  ARTICLE VIII

                             BENEFICIARY DESIGNATION

         8.1 Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Deferral Benefit and/or Deferred Share Award Benefit. Any Beneficiary designation shall be made in a




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written instrument filed with the Committee and shall be effective only when received in writing by the Committee.

         8.2 Amendments. Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed.

         8.3 No Designation. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

         8.4 Effect of Payment. Payment to a Participant's Beneficiary (or, upon the death of a Beneficiary, to his or her estate) shall completely discharge the Company's obligations under the Plan.

                                   ARTICLE IX

                                 ADMINISTRATION

         9.1 Committee; Duties. The Committee shall consist of the Chairman of the Board (provided he is not a nonemployee Director) and two Company officers or Directors who are not nonemployee Directors who shall be appointed by the Chairman of the Board. The Committee shall supervise the administration of the Plan, may from time to time adopt procedures governing the Plan and shall have authority to give interpretive rulings with respect to the Plan.

         9.2 Agents. The Committee may appoint an individual, who may be an employee of the Company, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

         9.3 Binding Effect of Decisions. Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

         9.4 Indemnity of Committee. The Company shall indemnify the members of the Committee against claims, loss, damage, expense and liability arising from any action or failure to act with respect to the Plan to the extent provided in the Regulations of the Company and any applicable indemnification agreement between the Company and such member.




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                                    ARTICLE X

                        AMENDMENT AND TERMINATION OF PLAN

         The Board may at any time amend, suspend, terminate or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or termination may adversely affect any Participant's Deferred Benefit Account and/or Deferred Share Award Account as it existed as of the effective date of such amendment, suspension or termination without such Participant's consent. The Committee may, in its sole discretion, from time to time increase the Declared Rate, but in no event shall the Declared Rate be decreased.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Funding. Neither Participants, nor their Beneficiaries, nor their heirs, successors or assigns, shall have any secured interest or claim in any property or assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future. The Company may create a trust to hold funds to be used in payment of its obligations under the Plan, and may fund such trust, provided that any funds contained therein shall remain liable for the claims of the Company's general creditors.

         11.2 Non-assignability. No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), other than the surviving spouse of any deceased Participant, shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary (other than the surviving spouse of any deceased Participant) shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declarations" with the Secretary of the Company and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the Terminated Participant).




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         As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Company and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

         11.3 Captions. The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

         11.4 Governing Law. The provisions of the Plan shall be construed and interpreted according to the laws of the State of Ohio.

         11.5 Successors. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company and successors of any such corporation or other business entity.

         11.6 Effective Date. The effective date of this amended and restated Director's Deferred Compensation Plan shall be May 8, 1996.

         11.7 No Right to Continued Service. Nothing contained herein shall be construed to confer upon any Director the right to continue to serve as a Director of the Company or in any other capacity.




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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                    ARTICLE I

                                     PURPOSE

                                   ARTICLE II

                                   DEFINITIONS

         2.1          Beneficiary...............................................................................  1
                      -----------
         2.2          Board.....................................................................................  1
                      -----
         2.3          Committee.................................................................................  1
                      ---------
         2.4          Company...................................................................................  1
                      -------
         2.5          Declared Rate.............................................................................  2
                      -------------
         2.6          Deferral Benefit..........................................................................  2
                      ----------------
         2.7          Deferred Benefit Account..................................................................  2
                      ------------------------
         2.8          Deferred Share Award Account..............................................................  2
                      ----------------------------
         2.9          Deferred Share Award Benefit..............................................................  2
                      ----------------------------
         2.10         Determination Date........................................................................  2
                      ------------------
         2.11         Director..................................................................................  2
                      --------
         2.12         Emergency Benefit.........................................................................  2
                      -----------------
         2.13         Fair Market Value.........................................................................  2
                      -----------------
         2.14         Fee.......................................................................................  2
                      ---
         2.15         Participant...............................................................................  2
                      -----------
         2.16         Participation Agreement...................................................................  2
                      -----------------------
         2.17         Plan Year.................................................................................  2
                      ---------
         2.18         Share.....................................................................................  2
                      -----
         2.19         Share Award...............................................................................  3
                      -----------
         2.20         Unit......................................................................................  3
                      ----

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         3.1          Eligibility...............................................................................  3
                      -----------
         3.2          Participation.............................................................................  3
                      -------------
         3.3          Termination of Participation..............................................................  3
                      ----------------------------

                                   ARTICLE IV

                        DEFERRAL OF FEES AND SHARE AWARDS

         4.1          Deferral of Fees..........................................................................  4
                      ----------------
         4.2          Crediting of Deferred Fees................................................................  4
                      --------------------------
         4.3          Deferral of Share Awards..................................................................  4
                      ------------------------
         4.4          Crediting of Deferred Share Awards........................................................  4
                      ----------------------------------
         4.5          Withholding Taxes.........................................................................  5
                      -----------------





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
                                                                                                               Page
                                                                                                               ----

                                    ARTICLE V

                            DEFERRED BENEFIT ACCOUNT

         5.1          Determination of Deferred Benefit Account.................................................  5
                      -----------------------------------------
         5.2          Crediting of Interest.....................................................................  5
                      ---------------------
         5.3          Crediting of Dividend Equivalents.........................................................  5
                      ---------------------------------
         5.4          Statement of Accounts.....................................................................  6
                      ---------------------
         5.5          Vesting of Deferred Benefit Account.......................................................  6
                      -----------------------------------

                                   ARTICLE VI

                          DEFERRED SHARE AWARD ACCOUNT

         6.1          Determination of Deferred Share Award Account.............................................  6
                      ---------------------------------------------
         6.2          Crediting of Dividend Equivalents.........................................................  6
                      ---------------------------------
         6.3          Statement of Accounts.....................................................................  6
                      ---------------------
         6.4          Vesting of Deferred Benefit Account.......................................................  6
                      -----------------------------------

                                   ARTICLE VII

                               PAYMENT OF BENEFITS

         7.1          Termination of Service as a Director or Death.............................................  7
                      ---------------------------------------------
         7.2          Emergency Benefit.........................................................................  7
                      -----------------
         7.3          Interim Distribution......................................................................  7
                      --------------------
         7.4          Form of Payment -- Deferral Benefits......................................................  8
                      ------------------------------------
         7.5          Form of Payment -- Deferred Share Award
                      ---------------------------------------
                      Benefits..................................................................................  8
                      --------
         7.6          Commencement of Payments..................................................................  8
                      ------------------------

                                  ARTICLE VIII

                             BENEFICIARY DESIGNATION

         8.1          Beneficiary Designation...................................................................  8
                      -----------------------
         8.2          Amendments................................................................................  9
                      ----------
         8.3          No Designation............................................................................  9
                      --------------
         8.4          Effect of Payment.........................................................................  9
                      -----------------

                                   ARTICLE IX

                                 ADMINISTRATION

         9.1          Committee; Duties.........................................................................  9
                      -----------------
         9.2          Agents....................................................................................  9
                      ------
         9.3          Binding Effect of Decisions...............................................................  9
                      ---------------------------
         9.4          Indemnity of Committee....................................................................  9
                      ----------------------






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
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                                                                                                               ----

                                    ARTICLE X

                           AMENDMENT AND TERMINATION OF PLAN

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1         Funding................................................................................... 10
                      -------
         11.2         Non-assignability......................................................................... 10
                      -----------------
         11.3         Captions.................................................................................. 11
                      --------
         11.4         Governing Law............................................................................. 11
                      -------------
         11.5         Successors................................................................................ 11
                      ----------
         11.6         Effective Date............................................................................ 11
                      --------------
         11.7         No Right to Continued Service............................................................. 11
                      -----------------------------






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